Amounts of Assets Acquired and Liabilities Assumed Recognized (Detail) (USD $) In Thousands, unless otherwise specified				1 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Jul. 01, 2013 NetSpend Holdings Inc	Dec. 31, 2013 NetSpend Holdings Inc
Consideration
Cash				$ 1,355,270
Equity instruments				15,557
Dissenting shareholder liability				25,723 [1]
Fair value of total consideration transferred				1,396,550
Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash				40,610
Accounts receivable				11,335
Property equipment and software				11,657
Identifiable intangible assets				480,086	401,600
Deferred tax asset				10,165
Other assets				36,660
Deferred tax liability				(155,945)
Financial liabilities				(62,452)
Total identifiable net assets				372,116
Goodwill	1,543,179	518,344	355,498	1,024,434	1,000,000
Total consideration				$ 1,396,550

[1]	Represents 1.6 million NetSpend shares held by dissenting shareholders